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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2019

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common	AMPE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 14, 2019, Ampio Pharmaceuticals, Inc. (the “Company”) entered into Amendment No. 2 to the Employment Agreement (the “Amendment No. 2”) with Daniel Stokely.  The Amendment (i) extends the time period over which the Company agrees to pay commuting expenses from six (6) months to eight (8) months following the effective date of the Employment Agreement, or until March 31, 2020, and (ii) authorizes an equity grant of 30,000 stock options on January 2, 2020 at an exercise price per share equal to the closing price of the Company’s common stock as reported on the New York Stock Exchange on the grant date (50% of which will vest immediately and 50% on the date that is 365 days from Mr. Stokely’s employment start date, or July 31, 2020).

On December 14, 2019, the Company entered into an Employment Agreement with Michael Macaluso, which will become effective on January 10, 2020 (the “Start Date”) immediately following the expiration of his current employment agreement. In connection with his continued service as the Company’s Chief Executive Officer (“CEO”) and as a member of the Board of Directors, Mr. Macaluso will continue to receive an annual base salary of $300,000 pursuant to the Employment Agreement and is entitled to continue to participate in the Company’s  benefit plans on terms available to other Company employees. The Employment Agreement has an initial term of 3 years from the Start Date, and is subject to certain automatic renewal provisions.

Mr. Macaluso will receive a one-time equity award of 200,000 stock options at an exercise price per share equal to the closing price of the Company’s common stock as reported on the New York Stock Exchange on the Start Date (50% of which will vest on the Start Date and 50% of which will vest on January 10, 2021).  Subject to approval of the Company’s Compensation Committee, Mr. Macaluso will be eligible to participate in compensation programs established by the Company as set forth from time to time for senior executive officers, with a target annual equity award opportunity no less favorable than is available to other similarly-situated senior executives of the Company generally.  He will be eligible for an annual discretionary bonus of up to 50% of his annual base salary based on the achievement of certain performance goals established by the Company. Mr. Macaluso will also be able to allocate bonus compensation to others through (i) a special cash bonus pool of $50,000, which he shall be able to allocate in his sole discretion to employees of the Company, and (ii) recommendations to the Compensation Committee of issuance of up to 100,000 stock options. Each of the cash and stock option bonus pools shall be fully allocated before December 31, 2020. As consideration for the bonus pools, Mr. Macaluso will forfeit previously granted options to purchase 100,000 shares of common stock, which were originally granted on August 12, 2010. In the event of termination without cause (as defined in the Employment Agreement), Mr. Macaluso will be entitled to a lump sum payment equal to six months of his base salary in effect at the date of termination, less applicable withholding and certain offsetting payments (including offsets for any and all compensation that she may receive from other employment subsequent to his employment with the Company pursuant to a duty to mitigate such severance payment).  Additionally, all outstanding stock options held by Mr. Macaluso will become fully vested and exercisable upon his termination without cause.

The foregoing descriptions of Amendment No. 2 and the Employment Agreement do not purport to be complete, and are qualified in their entirety by reference to the full text of Amendment No. 2 and the Employment Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8‑K and incorporated herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 14, 2019, the stockholders of the Company approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, par value $0.0001 from 200,000,000 shares to 300,000,000 shares and to reflect a corresponding increase in the aggregate number of shares of capital stock that may be issued from 210,000,000 to 310,000,000. The increase in authorized shares was effected pursuant to a Certificate of Amendment to Certificate of Incorporation (the "Certificate of Amendment"), filed with the Secretary of State of the State of Delaware on December 17, 2019. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 13, 2019, the Board of Directors of the Company amended and restated the Company’s Code of Business Conduct and Ethics (the “Code”), which governs the conduct of all officers, directors and employees of the Company.

The amendments include, among other things, the following items: changing the committee of the Board of Directors that oversees conflicts of interests from the Nominating and Governance Committee to the Audit Committee, referring to the Disclosure Committee of the Board of Directors for questions about public disclosures of information, clarifying that misappropriation of proprietary information, possessing trade secret information obtained without the owner’s consent or inducing such disclosures by past and present employees will result in termination of employment as well as other actions necessary to remedy the misappropriation, clarifying that included in all of the laws and regulations that the Company follows are legal requirements of the US Department of Health and Human Services Office of Inspector General, changing the responsibility over document retention from the Company’s legal department to its finance department, confirming that a person who cooperates with an internal investigation will not be subject to any form of retaliation, updating the enforcement procedure for non-executive employees to confirm that the CEO and outside general counsel may determine a violation and the CEO may take preventative or disciplinary action.

The foregoing summary of the nature of the amendments to the Code is qualified in all respects by the full text of the Code, which is filed herewith as Exhibit 14.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on December 14, 2019 (the "Annual Meeting"). The number of shares of common stock entitled to vote at the Annual Meeting was 142,253,090. The number of shares of common stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting was 97,138,743.

The certified results of each of the matters voted upon at the Annual Meeting, which are more fully described in our definitive proxy statement, are as follows:

(1)  The following nominees were elected as directors, each to hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, by the vote set forth below:

DIRECTORS	FOR	WITHHELD
Michael Macaluso	28,990,512	9,348,736
David Bar-Or, M.D.	36,814,935	1,524,313
Philip H. Coelho	33,323,598	5,015,650
Richard B. Giles	33,908,142	4,431,106
David R. Stevens, Ph.D.	33,518,764	4,820,484

There were 58,799,495 broker non-votes regarding this proposal.

(2) The appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the vote set forth below:

FOR	AGAINST	ABSTAIN
90,422,571	2,205,364	1,962,355

There were no broker non-votes regarding this proposal.

(3) A proposal requesting approval of an amendment to the Company's Certificate of Incorporation to increase authorized number of shares of common stock was approved by the vote set forth below:

FOR	AGAINST	ABSTAIN
78,230,732	17,677,158	1,230,853

There were no broker non-votes regarding this proposal.

(4) The adoption of the 2019 Stock and Incentive Plan was approved by the vote set forth below:

FOR	AGAINST	ABSTAIN
28,366,574	8,807,104	1,165,570

There were 58,799,495 broker non-votes regarding this proposal.

(5) The proposal requesting an amendment to the Company's Bylaws to adopt majority voting for uncontested elections of directors was not approved as the Company did not receive the affirmative vote of holders of at least seventy-five percent of the issued and outstanding shares of our common stock.  The vote was as set forth below:

FOR	AGAINST	ABSTAIN
28,998,304	8,769,518	571,426

There were 58,799,495 broker non-votes regarding this proposal.

(6) The authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies was approved by the vote set forth below:

FOR	AGAINST	ABSTAIN
86,818,551	8,819,829	1,500,363

There were no broker non-votes regarding this proposal.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit No.
3.1	Certificate of Amendment to Certificate of Incorporation
10.1	Amendment No. 2 to Employment Agreement, dated December 14, 2019, between the Company and Daniel Stokely
10.2	Employment Agreement, dated December 14, 2019, between the Company and Michael Macaluso
14.1	Ampio Pharmaceuticals, Inc. Code of Business Conduct and Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

	By:	/s/ Michael Macaluso
Michael Macaluso
Chief Executive Officer

Dated: December 18, 2019